Exhibit 10.34

AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENTS,
THE AMENDED AND RESTATED DOMAIN NAME COLLATERAL ASSIGNMENT AND
SECURITY AGREEMENT AND PARTIAL RELEASE

THIS AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENTS, THE AMENDED AND RESTATED DOMAIN NAME COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT AND PARTIAL RELEASE (“Amendment and Partial Release”) is made this 30th day of January, 2015, by and among LYDALL, INC., a Delaware corporation (“Lydall”), LYDALL THERMAL/ ACOUSTICAL, INC., a Delaware corporation (“Lydall Thermal”), and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), on behalf of itself and as Administrative Agent (in such capacity, the “Agent”) for the ratable benefit of itself and the other lenders that are party to the Amended and Restated Credit Agreement (defined below) (collectively with Bank of America, the “Lenders”).
WITNESSETH:
WHEREAS, Lydall, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 18, 2014 (the “Amended and Restated Credit Agreement”) pursuant to which the Lenders have agreed to make loans or extend credit accommodations to Lydall in an amount not to exceed $100,000,000 at any one time outstanding; and
WHEREAS, the obligations of Lydall under the Amended and Restated Credit Agreement are secured in part by (i) that certain Amended and Restated Security Agreement dated as of February 18, 2014 by and between Lydall and the Agent (the “Lydall Security Agreement”) pursuant to which Lydall granted the Agent a security interest in all assets of Lydall other than certain Excluded Assets, as defined in the Lydall Security Agreement; (ii) that certain Amended and Restated Domain Name Collateral Assignment and Security Agreement dated as of February 18, 2014 made by Lydall in favor of the Agent (the “Domain Name Assignment”) pursuant to which Lydall granted the Agent a security interest in all of Lydall’s Domain Names, as defined in the Domain Name Assignment, including but not limited to the Domain Names set forth on Exhibit A attached hereto and made a part hereof (such Domain Names set forth on Exhibit A hereto being herein called the “Charter Medical Domain Names”) and the Domain Name Rights and Domain License Rights, each as defined in the Domain Name Assignment, relating to, or arising from, the Charter Medical Domain Names (collectively together with the Charter Medical Domain Names herein called the “Charter Medical Domain Names Collateral”); and (iii) that certain Amended and Restated Guaranty Agreement dated as of February 18, 2014 made by Lydall Thermal, and certain other Domestic Subsidiaries of Lydall in favor of the Agent (the “Guaranty Agreement”) with Lydall Thermal’s obligations under the Guaranty Agreement being secured by that certain Amended and Restated Security Agreement dated as of February 18, 2014 by and between Lydall Thermal and the Agent (the “Lydall

Thermal Security Agreement”) pursuant to which Lydall Thermal granted the Agent a security interest in all assets of Lydall Thermal other than Excluded Assets, as defined in the Lydall Thermal Security Agreement, and which security interest covered among other assets, all of Lydall Thermal’s equity interest in Charter Medical; and
WHEREAS, Section 7.05(g) of the Amended and Restated Credit Agreement provides that, subject to specified conditions, sales of assets in an aggregate amount of up to $25,000,000 in an Annual Period (as defined therein) is deemed a permitted Disposition; and
WHEREAS, Lydall and Lydall Thermal have notified the Lender that they are in the process of negotiating the sale of Charter Medical, which constitutes less than $25,000,000 of the assets of Lydall; and
WHEREAS, Lydall and Lydall Thermal desire to have the Agent release all liens and security interests it holds for itself and for the benefit of the Lenders in or on (i) Lydall Thermal’s equity interest in Charter Medical; and (ii) the Charter Medical Domain Names Collateral, all of which are to be conveyed to the purchaser of the stock of Charter Medical when it is sold by Lydall Thermal.
NOW, THEREFORE, for good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement, the Lydall Security Agreement, the Domain Name Assignment, the Lydall Thermal Security Agreement or the Guaranty Agreement, as applicable.
2.    Representation. Lydall hereby represents and warrants that the sale of Charter Medical to Fenner Drives, Inc., when aggregated with all other sales of assets of Lydall within the current Annual Period, does not exceed the Annual Basket Amount for such period in accordance with Section 7.05(g) of the Amended and Restated Credit Agreement.
3.    Release. The Agent, for itself and on behalf of all of the Lenders, hereby agrees that upon the transfer of title of all Lydall Thermal’s equity interest in Charter Medical to Fenner Drives, Inc., any and all liens or security interests which it holds in or on (i) Lydall Thermal’s equity interest in Charter Medical; and (ii) the Charter Medical Domain Names Collateral, whether created by the Lydall Security Agreement, the Domain Name Assignment, the Lydall Thermal Security Agreement, the Guaranty Agreement or otherwise, shall be automatically terminated, cancelled, discharged and released. Following the transfer of the stock of Charter Medical by Lydall Thermal to Fenner Drives, Inc., the Lender agrees to take all such further actions and to provide Lydall and Lydall Thermal, and their successors and assigns, all such cooperation and assistance (including but not limited to the execution and delivery of all documents or other instruments) reasonably requested from Lender to more fully and effectively effectuate the foregoing release, including but not limited to, the execution and delivery to Lydall of a Release Of Security Interest In Domain Names And Related Collateral in the form attached hereto as Exhibit B.
4.    Ratification. Except as hereby modified, all of the terms, covenants, and conditions of the Lydall Security Agreement, the Domain Name Assignment, the Lydall Thermal Security Agreement and the Guaranty Agreement are hereby confirmed, ratified and approved in all respects and shall continue in full force and effect. Henceforth, references in the Lydall Security Agreement, the Domain Name Assignment, the Lydall Thermal Security Agreement and the Guaranty Agreement to “this Agreement”, “hereof,” “hereto” as words of similar import shall be deemed in each case to refer to such documents as hereby amended.
5.    Counterparts; Facsimile Transmissions; PDF Electronic Transmissions.
A.    This Amendment and Partial Release may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
B.    Telefacsimile or PDF electronics transmissions of any executed counterpart of this Amendment and Partial Release and/or retransmission of any executed telefacsimile or PDF electronic transmission shall be deemed to be the same as the delivery of an executed original. At the request of either party hereto, the other party shall confirm telefacsimile or PDF electronic transmissions by executing duplicate original documents and delivering the same to the requesting party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Lydall, Lydall Thermal and the Agent have caused this Amendment and Partial Release to be duly executed as of the date and year first written above.
LYDALL, INC.

By: /s/ James V. Laughlan
Name: James V. Laughlan
Title:    Vice President, Chief Accounting
Officer and Treasurer

LYDALL THERMAL/ACOUSTICAL, INC.

By: /s/ James V. Laughlan
Name: James V. Laughlan
Title:    Vice President, Chief Accounting
Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

STATE OF CONNECTICUT)
) ss Manchester         January 30, 2015
COUNTY OF HARTFORD    )

Personally appeared James V. Laughlan, Vice President, Chief Accounting Officer and Treasurer of LYDALL, INC., a Delaware corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed of such Officer and the free act and deed of such corporation before me.

/s/ Donna G. Tracy
Name: Donna G. Tracy
Commissioner of the Superior Court
Notary Public
My Commission Expires: March 31, 2018

STATE OF CONNECTICUT    )
) ss Manchester          January 30, 2015
COUNTY OF HARTFORD    )

Personally appeared James V. Laughlan, Vice President, Chief Accounting Officer and Treasurer of LYDALL THERMAL/ACOUSTICAL, INC., a Delaware corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed of such Officer and the free act and deed of such corporation before me.

/s/ Donna G. Tracy
Name: Donna G. Tracy                                                Commissioner of the Superior Court
Notary Public
My Commission Expires: March 31, 2018

STATE OF CONNECTICUT    )
) ss Hartford             January 29, 2015
COUNTY OF HARTFORD    )

Personally appeared Christopher T. Phelan, Senior Vice President of BANK OF AMERICA, N.A., a national banking association, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed of such Officer and the free act and deed of such corporation before me.

/s/ Lisa A. Martocchio                                                Name: Lisa A. Martocchio
Commissioner of the Superior Court
Notary Public
My Commission Expires: December 31, 2016

EXHIBIT A

CHARTER MEDICAL DOMAIN NAMES

Domain	Registration Date	Expiration Date	Owner
cellfreeze.com	11/24/2010	08/17/2015	Lydall, Inc.
chartermed.com	02/16/2006	04/02/2015	Lydall, Inc.
chartermedical.com	02/16/2006	01/28/2015	Lydall, Inc.
mybiobag.com	02/16/2006	12/13/2015	Lydall, Inc.
mybiopack.com	02/16/2006	12/13/2015	Lydall, Inc.
mybiopak.com	02/16/2006	12/13/2015	Lydall, Inc.

EXHIBIT B
RELEASE OF SECURITY INTEREST IN DOMAIN NAMES
AND RELATED COLLATERAL

KNOW ALL MEN BY THESE PRESENTS, that BANK OF AMERICA, N.A., for itself and as administrative agent (in such capacity, the “Agent”) for the ratable benefit of the Lenders party to that certain Amended and Restated Credit Agreement dated as of February 18, 2014 by and among Lydall, Inc., the Agent and the Lenders party thereto (the “Amended and Restated Credit Agreement”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DOES HEREBY CERTIFY that the security interest which the Agent holds in the domain names set forth on Schedule A attached hereto and made a part hereof (the Charter Medical Domain Names”) of Lydall, Inc., granted to the Agent pursuant to the Amended and Restated Domain Name Collateral Assignment and Security Agreement dated as of February 18, 2014 by and between Lydall, Inc. and the Agent (the “Domain Name Security Agreement”), and any and all other rights or interests relating to, or arising from, or associated with, the Charter Medical Domain Names which were granted to the Agent pursuant to the Domain Name Security Agreement (collectively the “Charter Medical Domain Names Related Collateral”), is terminated, cancelled, discharged and released and all interests in such Charter Medical Domain Names and Charter Medical Domain Names Related Collateral previously assigned, granted or conveyed to the Agent under the Domain Name Security Agreement is hereby reassigned, regranted and reconveyed to Lydall, Inc., without representation or warranty of any kind, nature or description.
The Agent shall take all such further actions, and provide to Lydall, Inc., and its successors, assigns or other legal representatives, all such cooperation and assistance (including, without limitation, the execution and delivery of any and all documents or other instruments), reasonably requested by Lydall, Inc. to more fully and effectively effectuate the purposes of this Release of Security Interest In Domain Names And Related Collateral.
IN WITNESS WHEREOF, the Agent, for itself and on behalf of all the Lenders under the Amended and Restated Credit Agreement, has caused this Release Of Security Interest In Domain Names And Related Collateral to be executed by its duly authorized corporate officer this 29th day of January, 2015.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/Christopher T. Phelan

Name: Christopher T. Phelan
Title: Senior Vice President